UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

CHESWOLD LANE FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHESWOLD LANE FUNDS

100 Front Street

Suite 960

West Conshohocken, Pennsylvania 19428

May 1, 2013

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders (the “Meeting”) of the Cheswold Lane International High Dividend Fund (the “Fund”), a series of the Cheswold Lane Funds (the “Trust”) to vote on the following important proposals:

Proposal 1:	Approval of the election of two nominees to the Board of Trustees of the Trust (the “Board”); and

Transaction of such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The question and answer section that begins on the front cover of the enclosed Proxy Statement discusses the proposal that requires shareholder approval. The Proxy Statement provides greater detail about the proposal, why it is being made and how it applies to the Fund. The Board recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose one of the following options to vote:

• E-mail: Follow the instructions on your proxy card to email the proxy.

• Telephone: Call the number shown on your proxy card to vote the proxy.

• Fax: Complete and return the enclosed proxy card by fax.

• In person: Attend the Meeting on May 10, 2013.

Your vote is very important to us. Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend Meeting of Shareholders, you can vote in advance using one of the other methods.

If we do not hear from you in advance of the Meeting, we may contact you for your vote. Thank you for your response and for your continued investment in the Fund.

Respectfully,

/s/ Eric F. Scharpf
Eric F. Scharpf
Trustee, President and Chief Executive Officer
Cheswold Lane Funds

CHESWOLD LANE FUNDS

IMPORTANT INFORMATION

FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Fund that require a shareholder vote.

Questions & Answers

Q. Why am I receiving this proxy statement?

A. The Board of Trustees (the “Board”) of the Cheswold Lane International High Dividend Fund. (the “Fund”) is seeking approval from its shareholders (each a “Shareholder” and together, “Shareholders”)

Shareholders are being asked to vote on a proposal to elect two nominees to the Board. The members of the Board, including the Independent Trustees, recommend that you vote FOR the approval of the election of each nominee to the Board.

Q. Who are the nominees for election as trustees?

A. Standing for election to the Board is one current trustee, Stanley J. Koreyva, Jr., and one new trustee, Michael M. Dewey. Information about each of the nominees is set forth in the Proxy Statement.

Q. How many of the nominees will be Independent Trustees if elected?

A. Mr. Koreyva is currently an Independent Trustee, and was appointed to the Board by the Fund’s Independent Trustees in November 2006, but has not been elected by Fund shareholders. Mr. Koreyva will continue to be an Independent Trustee if elected by Fund shareholders. Mr. Dewey also will be an Independent Trustee if elected by Fund Shareholders. Independent Trustees have no affiliation with the Fund, apart from any personal investments they choose to make in the Fund as private individuals. Independent Trustees play a critical role in overseeing Fund operations and representing the interests of Shareholders.

Q. How long will each Trustee serve?

A. Mr. Koreyva as an incumbent Trustee and, if elected, Mr. Dewey may serve on the Board until he is removed, resigns or retires, or is subject to various disqualifying events such as death, incapacity or inability otherwise to serve on the Board. A Trustee may resign at any time by giving written notice to the Trust and may be removed with or without cause, by action of a majority of the Board members then in office, or by a vote of Shareholders at any meeting called for that purpose.

Q. How does the Board recommend that I vote?

A. The members of the Board, including all of the Independent Trustees, recommend that you vote in favor of the proposal to elect Messrs. Koreyva and Dewey to the Board. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement.

Q. When and where will the Shareholders’ meeting be held?

A. The Shareholders’ meeting will be held at the offices of Cheswold Lane Asset Management, 100 Front Street, Suite 960, West Conshohocken, Pennsylvania 19428 on May 10, 2013 at 9:00 a.m., Eastern Time.

Q. Do I have to attend the Shareholders’ meeting in order to vote my Shares?

A. No. You can email the enclosed proxy card(s) or use the telephone or fax procedures for voting as set forth below.

Q. How can I vote my Shares?

A. You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):

• By email, using the enclosed proxy card(s);

• By telephone, using the number on the enclosed proxy card(s);

• By fax, using the fax number on the enclosed proxy card(s); or

• In person at the Shareholder meeting.

Q. Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A. Please contact the Fund at 610-940-5330.

CHESWOLD LANE FUNDS

100 FRONT STREET

Suite 960

WEST CONSHOHOCKEN, PENNSYLVANIA 19428

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting of Shareholders (the “Meeting”) of the Cheswold Lane Funds (the “Trust”), on behalf of the Cheswold Lane International High Dividend Fund (the “Fund”) will be held at the offices of Cheswold Lane Asset Management, LLC, 100 Front Street, Suite 960, West Conshohocken, Pennsylvania 19428 on May 10, 2013 at 9:00 a.m., Eastern Time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1:	Approval of the election of two nominees to the Board of Trustees of the Fund (the “Board”); and

Transaction of such other business as may properly come before the Meeting and any postponements or adjournments thereof.

The Board recommends that the Fund’s Shareholders (“Shareholders”) vote FOR this proposal (the “Proposal”).

Holders of the Fund’s shares (“Shares”) at the close of business on April 5, 2013 (the “Record Date”) are entitled to vote at the Meeting, and at any adjournments or postponements thereof, with respect to the Proposal.

Shareholders as of the Record Date are entitled to one vote for each full Share, and a fractional vote for each fractional vote for each fractional Share. Shareholders are not entitled to cumulative voting in the election of Trustees.

The presence in person or by proxy of Shareholders holding forty percent (40%) of the outstanding Shares eligible to be voted by all Shareholders as of the Record Date will constitute a quorum at the Meeting. Any Shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time for any reason by vote of the holders of Shares entitled to vote holding not less than a majority of the Shares present in person or by proxy at the Meeting, or by certain Fund officers.

By Order of the Board of Trustees,

/s/ Eric F. Scharpf
Eric F. Scharpf
Trustee
West Conshohocken, Pennsylvania 19428
May 1, 2013

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

Each Shareholder’s vote is vital. We urge you to sign and date the enclosed proxy card and return it by email or fax. You can also call in your proxy vote. Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and vote in person at that time, you will still be able to do so.

May 1, 2013

CHESWOLD LANE FUNDS

100 FRONT STREET

Suite 960

WEST CONSHOHOCKEN, PENNSYLVANIA 19428

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Trustees (the “Board”) of the Cheswold Lane Funds (the “Trust”), on behalf of its Cheswold Lane International High Dividend Fund (the “Fund”), for voting at a special meeting (the “Meeting”) of Shareholders of the Fund (“Shareholders”) to be held on May 10, 2013 at 9:00 a.m., Eastern time, at the offices of Cheswold Lane Asset Management, LLC, 100 Front Street, Suite 960, West Conshohocken, Pennsylvania 19428. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company and organized as a Delaware statutory trust. As used in this Proxy Statement, the Fund’s shares of beneficial interest are referred to as “Shares”.

This Proxy Statement and the enclosed proxy card are expected to be distributed to Shareholders on or about May 1, 2013. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, email or personal interview. A copy of the Proxy Statement is available on the website of the Fund’s investment adviser, Cheswold Lane Asset Management, LLC (“Adviser”), at http://www.cheswoldlane.com/.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Fund. In addition to the solicitation by mail, certain officers and representatives of the Fund, officers and employees of Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile, letter or other electronic means.

A proxy card is enclosed with respect to the Shares you own in the Fund. If you return a properly executed proxy card, the investment represented by it will be voted at the Meeting in accordance with the included instructions. Shareholders as of the close of business on April 5, 2013 (the “Record Date”) are entitled to one vote for each full Share, and a fractional vote for each fractional Share. Shareholders are not entitled to cumulative voting in the election of Trustees.

If you do not expect to be present at the Meeting and wish to vote, please complete the enclosed proxy card and email or fax it, or vote by telephone as described on the proxy card.

Shareholders are being asked to vote on the following proposal:

Proposal 1: Approval of the election of two nominees to the Board of Trustees of the Fund; and

Transaction of such other business as may properly come before the Meeting and any postponements or adjournments thereof.

Any Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation prior to the execution of the proxy, or by attending the Meeting and voting in person.

For a free copy of the Fund’s annual report for the fiscal year ended December 31, 2012 call 1-800-771-4701 or log-on to www.cheswoldlanefunds.com or write to the Fund, Cheswold Lane Funds, P.O. Box 2175, Milwaukee, WI 53201-2175.

PROPOSAL 1

APPROVAL OF ELECTION OF TWO NOMINEES TO THE BOARD

The Fund’s Board recommends that Shareholders vote FOR the approval of the election of the two nominees to the Board.

At the Meeting, Shareholders will be asked to elect two Trustees, Mr. Koreyva, who is currently serving on the Board, and Mr. Dewey, who is proposed to be elected as a new Trustee. Currently, the Board consists of four members, three of whom have previously been elected by shareholders. Mr. Scharpf is a current Trustee who is an “interested person” of the Trust, and Dr. Boudreau, Mr. Koreyva and Ms. Logue are current Trustees who are not “interested persons” of the Trust (the “Independent Trustees”). At the quarterly meeting of the Board held on February 22, 2013, in accordance with the Fund’s Amended and Restated Agreement and Declaration of Trust, the Board approved increasing the number of Trustees on the Board from four to five, and selected Mr. Dewey as a new Trustee to serve on the Board subject to Shareholder approval. Mr. Dewey was recommended by the Board’s Nominating Committee, consisting entirely of Independent Trustees. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Board may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the Shareholders. Because two-thirds of the Trustees would not have been elected by Shareholders upon the selection of Mr. Dewey to serve on the Board to fill the vacant Board seat, Shareholders are being asked to elect Messrs. Koreyva and Dewey to the Board of Trustees. If approved by Shareholders at the Meeting, or at a postponement or adjournment of the Meeting, Mr. Dewey will begin serving as a member of the full Board immediately following the Meeting, or such postponement or adjournment, and will serve until he is removed, resigns or retires, or is subject to various disqualifying events such as death, incapacity or inability to serve on the Board. If Messrs. Koreyva and Dewey are elected by Shareholders, all of the Board members will have been elected by Shareholders. Mr. Koreyva is being recommended for election by Shareholders for the first time, and was selected to serve on the Board by the Fund’s Independent Trustees on November 3, 2006. All of the Trust’s other Trustees, Mr. Scharpf, Dr. Boudreau and Ms. Logue, were elected by the Trust’s sole shareholder on June 2, 2006. During the fiscal year ended December 31, 2012, the Fund held four regular Board meetings. No current Trustee attended fewer than 75% of the Board meetings.

Each nominee has consented to being named in this Proxy Statement and to serve if elected. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee or nominees as the Board may recommend, unless a decision is made to reduce the number of Trustees.

The following table sets forth the nominees for election as Trustees, their ages, length of time served as a Trustee, principal occupations for the past five or more years, any other Trusteeships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or are registered as investment companies under the 1940 Act, and the number of portfolios in the Fund Complex that they will oversee. The Fund Complex consists of only the Fund. The term of office for each Trustee will be indefinite, until he or she is removed, resigns or retires, or is subject to various disqualifying events such as death, incapacity or inability to serve on the Board, as provided in the Fund’s Agreement and Declaration of Trust. Each Trustee and nominees may be contacted in writing, c/o Cheswold Lane Funds, 100 Front Street Suite 960, West Conshohocken, Pennsylvania, 19428. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Both of the nominees will be Independent Trustees of the Trust. Information concerning the names, ages, positions with the Trust, length of time served as an officer, current affiliations, and principal occupations of the principal officers of the Trust is also set out below. With respect to term of office, officers of the Trust are elected by the Board and, may be removed either with or without cause by the Board. Officers may also resign at any time by giving written notice to the Trust.

CURRENT INTERESTED TRUSTEES

NAME, AND AGE	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER TRUSTEESHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Eric F. Scharpf[1] Age 43	President, Chief Executive Officer and a Trustee	Since 2006	Managing Partner, the Adviser, since 2006; Partner/Senior Portfolio Manager, Chartwell Investment Partners (2004-2005); Portfolio Manager/Research Analyst, Miller Anderson & Sherrerd (an asset management company) (1997-2003)	Director, Amboy Bancorporation; Director, Amboy Bank	1

CURRENT INDEPENDENT TRUSTEES AND NOMINEES WHO ARE

INDEPENDENT TRUSTEES

NAME, AND AGE	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER TRUSTEESHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Dr. George E. Boudreau Age 66	Trustee	Since 2006	Founder and Partner, the Pennsylvania Dental Group (1974 to present)	None	1
Stanley J. Koreyva, Jr. Age: 53	Trustee	Since 2006	Executive Vice President and Chief Operating Officer, Amboy Bank, since 2008; Chief Operating Officer, Amboy Bank, 2004-2008; Chief Financial Officer, Amboy Bank (1998-2004)	None	1
Eugenie G. Logue Age: 43	Trustee	Since 2006	Principal, Rosemont Investment Partners, LLC (a private equity firm), since 2002; Associate SGI Capital (a private equity firm) (1999-2002)	None	1

1 Mr. Scharpf is an “interested trustee” of the Trust, as defined in the 1940 Act, because he is the Managing Partner of the Adviser. Mr. Scharpf and Ms. Colleen Quinn Scharpf are married to each other. Additionally, Mr. Scharpf is a member of the Board of Directors of Amboy Bank, and its parent, Amboy Bancorporation. Mr. Koreyva serves as Executive Vice President and Chief Operating Officer of Amboy Bank. Mr. Scharpf does not serve on the Compensation Committee of Amboy Bank or Amboy Bancorporation, and does not otherwise participate in any vote of their Boards which may concern Mr. Koreyva’s officership, employment or compensation with Amboy Bank.

NOMINEES WHO ARE NOT CURRENT BOARD MEMBERS WHO WILL BE INDEPENDENT TRUSTEES

NAME, AGE	POSITION(S) HELD WITH THE FUNDS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER TRUSTEESHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Michael M. Dewey Age: 43	None	None	Executive Director, Beach Investment Counsel, Inc. (investment adviser), since 2012; Executive Director, LGL Partners (investment adviser) (2011-2012); Executive Director, Forbes Family Trust	None	1
			(investment adviser) (2011-2012); and Executive Director, Defiance Asset Management (hedge fund) (2005-2010)

OFFICERS

NAME, AGE	POSITION(S) HELD WITH THE FUNDS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER TRUSTEESHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER
Matthew H. Taylor Age: 40	Executive Vice President, Chief Financial Officer and Treasurer	Since 2006

Partner/Portfolio Manager, the Adviser, since 2006;

Partner/Portfolio Manager,

Chartwell Investment

Partners (2004-2006);

Portfolio Manager/Research

Analyst, Miller Anderson & Sherrerd (an asset management company)

(2000-2003).

				None	N/A
Colleen Quinn Scharpf Age 43	Secretary and Chief Compliance Officer	Since 2006

President, Chief Operating

Officer and Chief Compliance Officer, the Adviser, since 2006;

Director of Investments,

Board of Pensions of the

Presbyterian Church (U.S.A.) (2003-2006); Senior Member,

Strategic Relationship Team, Putnam Investments (1996–2003).

				None	N/A

Nominee Experience, Qualifications, Attributes and/or Skills and the Basis on which Nominees are Evaluated

Trustee Qualifications. The Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Scharpf has over 15 years of business experience in the investment management industry, holds an MBA degree from the University of Pennsylvania’s Wharton School, is highly skilled in portfolio and risk management functions as well as possessing a refined understanding of the regulatory framework under which investment companies must operate. Dr. George Boudreau, D.M.D. has many years of experience attending to business dimensions of managing a medical practice, including its qualified pension plans, holds a Doctor of Dental Medicine degree and possesses a strong understanding of risk management and investments.  Ms. Eugenie Logue has over 10 years of business experience in the investment industry, with a focus on investment management firm operations and management, holds an MBA degree from Columbia Business School, is skilled in risk management in the investment industry, with a special focus on new firms and start-ups, like the Adviser.

Based on these factors, the Trustees determined that all of the Board members and both of the nominees, which includes Mr. Koreyva as an incumbent Trustee, are qualified to serve as a Trustee of the Trust. Mr. Stanley Koreyva has many years of experience as senior executive in the financial services industry, as well as a public auditor and accountant at Peat Marwick, a predecessor to KPMG, and poses a strong understanding of accounting, auditing, and risk management. In addition, the Board has taken into account the actual service and commitment of Mr. Koreyva as an incumbent Trustee during his tenure (including the Trustee’s commitment and participation in Board and committee meetings, as well as his current and prior leadership as Chairman of the Trust’s Audit Committee) in concluding that he should continue to serve. Mr. Dewey has twenty years’ experience in the financial services industry, including executive positions with investment advisers, and has a strong understanding of financial markets, trading, and operations. The Fund does not believe any one factor is determinative in assessing a Trustee's qualifications, but that collective experience of each Trustee makes them highly qualified. Information as of February 22, 2013, indicating the specific experience, skills, attributes and qualifications of each nominee, which led to the Board’s determination that the nominees should serve as a Trustee, is provided below.

Board Leadership Structure. The Fund is led by Mr. Eric F. Scharpf, who has served as Chief Executive Officer and President of the Trust since it was organized in 2006. Mr. Scharpf is an interested person by virtue of his indirect interest in the Fund's Adviser. Currently, the Board of Trustees is comprised of Mr. Scharpf and three (3) Independent Trustees (i.e. those who are not "interested persons" of the Fund, as defined under the 1940 Act). The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting. Under the Trust’s By-Laws and governance guidelines, the President of the Trust is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman/President together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight. The Board of Trustees is currently comprised of Mr. Scharpf and three (3) Independent Trustees with an Audit Committee and Nominating Committee, each with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting the risk within its area of responsibilities. The Nominating Committee considers new members to the Board of Trustees. The Committees are described in more detail below. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Board Committees.

Audit Committee: This committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices and its internal controls. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the Board. The Trust’s Audit Committee is comprised of the following Independent Trustees: Stanley J. Koreyva, Jr. (Chairman), Dr. George E. Boudreau and Eugenie G. Logue. The committee met twice during the fiscal year ended December 31, 2012.

Nominating Committee: Pursuant to its Nominating Committee Charter, this committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Secretary of the Fund, c/o Cheswold Lane Funds, 100 Front Street, West Conshohocken, Pennsylvania 19428. Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The Board’s Nominating Committee does not have a policy for considering diversity in identifying Trustee nominees, and have not identified any specific minimum qualifications or skills for nominees to possess. Messrs. Koreyva and Dewey were approved by the Nominating Committee, under the recommendation of the Adviser’s Managing Partner. The Trust paid no fee to any third party to identify or evaluate (or assist in identifying or evaluating) potential nominees. The Nominating Committee has not received a recommended nominee from a Shareholder. The committee is comprised of the following Independent Trustees: Dr. George E. Boudreau (Chairman), Stanley J. Koreyva, Jr. and Eugenie G. Logue. The committee did not have a reason to meet during the fiscal year ended December 31, 2012.

OWNERSHIP OF SHARES

Set forth in the table below is the dollar range of the beneficial shares owned by each Trustee and nominee as of December 31, 2012 in the Fund. The Fund is the only fund in the Family of Investment Companies.

Name of Trustee/Nominee	Dollar Value of Fund Shares
Dr. George E. Boudreau	Over $100,000
Stanley J. Koreyva, Jr.	$10,001-$50,000
Eugenie G. Logue	$10,001-$50,000
Eric F. Scharpf	Over $100,000
Michael M. Dewey	None

TRUSTEE AND OFFICER COMPENSATION

The following table describes the aggregate compensation received by the Trustees from the Trust during the Trust’s fiscal year ended December 31, 2012. Only the Independent Trustees of the Trust receive compensation from the Fund.

Trustee[1]	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses[2]	Estimated Annual Benefits Upon Retirement	Total Compensation from the Investment Companies in the Fund Complex
Eric F. Scharpf	n/a	n/a	n/a	n/a
Dr. George E. Boudreau	$2,500	n/a	n/a	$2,500
Stanley J. Koreyva, Jr.	$2,500	n/a	n/a	$2,500
Eugenie G. Logue	$2,500	n/a	n/a	$2,500
Michael M. Dewey	n/a	n/a	n/a	n/a

(1) Each Independent Trustee receives a total annual retainer fee of $500 for serving as a Trustee, plus $500 for each in-person Board meeting attended, $125 for each regular telephonic Board meeting attended and $500 for each special meeting attended (either in-person or by telephone). In addition, the Trust reimburses each Trustee for out-of-pocket expenses incurred in connection with travel and attendance at Board meetings.

(2) The Trust has not established a pension or retirement plan for members of the Board.

Based on all of the foregoing, the Board recommends that Shareholders of the Fund vote FOR the election of Stanley J. Koreyva, Jr. and Michael M. Dewey to the Board.

ADDITIONAL INFORMATION

Record Date. Only Shareholders of record of the Fund at the close of business on the Record Date, which is April 5, 2013, will be entitled to vote at the Meeting and at any adjournment or postponement thereof. As of the Record Date, there were approximately 2,295,750 issued and outstanding shares of the Fund. Shareholders as of the Record Date are entitled to one vote for each full Share, and a fractional vote for each fractional Share. Shareholders are not entitled to cumulative voting in the election of Trustees

Required Vote and Voting Information. Except as otherwise required by any provision of the Fund’s Amended and Restated Agreement and Declaration of Trust or the 1940 Act, those candidates receiving a plurality of the votes cast at the Meeting, or at any adjournment or postponement thereof, at which a quorum is present will be elected as Trustees by those Shareholders who are present in person or by proxy at the Meeting. The presence in person or by proxy of Shareholders holding forty percent (40%) of the outstanding Shares eligible to be voted by all Shareholders as of the Record Date will constitute a quorum at the Meeting. For purposes of determining the presence of a quorum, abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as present. With respect to the election of the Board, neither abstentions nor broker non-votes have an effect on the outcome of the proposal.

Any Shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time for any reason by vote of the holders of Shares entitled to vote holding not less than a majority of the Shares present in person or by proxy at the Meeting, or by certain Fund officers.

Other Matters. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its Shareholders.

Principal Holders of the Fund’s Units. As of March 31, 2013, the following shareholders owned of record or are known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund:

Name and Address of Shareholder	Shares Owned	Percent of Outstanding Shares

Amboy Bank 3590 US Highway 9 Old Bridge, NJ 08857	1,480,991	64.51%

Richard B. Worley 100 Front Street West Conshohocken, PA 19428	142,349	6.20%

Dr. George E. Boudreau 100 Front Street West Conshohocken, PA 19428	117,138	5.10%

Security Ownership of Management. As of December 31, 2012, the Fund’s Trustees and officers owned, in aggregate, 8.02% of the Fund.

Administrator and Distributor. UMB Fund Services, Inc.(“UMBFS”) serves as the Fund’s administrator and UMB Distribution Services, LLC serves as the principal underwriter. Both UMBFS and UMB Distribution Services are located at 803 West Michigan Street, Milwaukee, Wisconsin 53233.

Shareholder Proposals and Procedures for Shareholder Communications with the Board. The Fund is not required to hold annual meetings of Shareholders and currently does not intend to hold meetings unless Shareholder action is required under the 1940 Act. Any Shareholder proposals for any future meetings of Shareholders must be submitted to the Fund within a reasonable time before the Fund begins to print and mail proxy materials for such meeting. The Board does not have a process for shareholders to send communications to the Board of Trustees; however, communications to individual Trustees may be sent to the Adviser at 100 Front Street, Suite 960, West Conshohocken, Pennsylvania 19428, and the Adviser will communicate these to the Trustee(s).

Dated: May 1, 2013

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD. YOU MAY PROXY VOTE BY EMAIL, TELEPHONE OR FAX IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.

PROXY CARD
CHESWOLD LANE INTERNATIONAL HIGH DIVIDEND FUND
PROXY IN CONNECTION WITH THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 10, 2013

This Proxy is solicited on behalf of the Board of Trustees of Cheswold Lane Funds (the “Fund”) for the special meeting of Shareholders (the “Meeting”) and related to the proposals with respect to the Fund. The undersigned hereby appoints Colleen Quinn Scharpf and Matthew Taylor and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all Shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 9:00 a.m. (Eastern time), on May 10, 2013, at the offices of Cheswold Lane Asset Management, LLC, 100 Front Street, Suite 960, West Conshohocken, Pennsylvania 19428 and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as name(s) appears above. If Shares of the Fund are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If the Shareholder of the Fund is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature

Date

Joint Owner Signature

Date

Title (if a corporation, partnership or other entity)

Three simple methods to vote your proxy:

TOUCHTONE PHONE	Call 610-940-5330 and ask to speak with the Proxy Vote Department. Please have this proxy card available at the time of the call.
E-MAIL	Sign, date, and complete this proxy card and return via email to operations@cheswoldlane.com.
FAX	Sign, date and complete this proxy card and fax to 610-941-5009.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

If you would like another copy of the proxy materials, it is available at www.cheswoldlanefunds.com.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY VOTE IS IMPORTANT.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote, please contact our Proxy Vote Department at 610-940-5330. Representatives are available Monday through Friday 9:00 a.m. to 4:30 p.m. Eastern Time. If we have not received your proxy card or vote as the date of the Meeting approaches, representatives from the Trust may call you to remind you to exercise your vote.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF THE FUND REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL(S) SET FORTH BELOW.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY BY ONE OF THE METHODS DESCRIBED ABOVE.

Please refer to the Proxy Statement for a discussion of the Proposals.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

The Board of Trustees recommends a vote “FOR” the proposals.

PROPOSALs:

		FOR ALL	WITHOLD FOR ALL	FOR ALL EXCEPT
1	To approve the election of Trustees to the Board of Trustees of the Fund. Nominees:	☐	☐	☐

01. Stanley J. Koreyva, Jr.

02. Michael M. Dewey

To withhold authority to vote for any individual nominees, mark “For All Except” and write the nominee number (s) and/or name (s) on the line below.

Please vote all your ballots if you received more than one ballot due to multiple investments in the Fund. Remember to sign and date the reverse side before emailing or faxing in your vote. This proxy card is valid only when signed and dated. Thank you for voting.

CUSIP: 166684100